EXHIBIT (10)(Q)

                         NINTH AMENDMENT
                               TO
              HARLEYSVILLE MUTUAL INSURANCE COMPANY
                     HURON INSURANCE COMPANY
          HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY
             HARLEYSVILLE-ATLANTIC INSURANCE COMPANY
                   WORCESTER INSURANCE COMPANY
                  MID-AMERICA INSURANCE COMPANY
               NEW YORK CASUALTY INSURANCE COMPANY
                  GREAT OAKS INSURANCE COMPANY
                   PENNLAND INSURANCE COMPANY
                  LAKE STATES INSURANCE COMPANY
               PROPORTIONAL REINSURANCE AGREEMENT
               ----------------------------------

     This Ninth Amendment to the proportional Reinsurance Agreement is entered into by and between HARLEYSVILLE INSURANCE COMPANY ("HMIC"), HURON INSURANCE COMPANY ("HURON"), HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY ("HICNJ"), HARLEYSVILLE-ATLANTIC INSURANCE COMPANY ("HAIC"), WORCESTER INSURANCE COMPANY ("WIC"), MID-AMERICA INSURANCE COMPANY ("MAIC"), NEW YORK CASUALTY INSURANCE COMPANY ("NYC), GREAT OAKS INSURANCE COMPANY ("GOIC"), PENNLAND INSURANCE COMPANY ("PENNLAND"), LAKES STATES INSURANCE COMPANY ("LSIC") AND MINNESOTA FIRE AND CASUALTY COMPANY ("MF&C").

     The purpose of this Amendment is to amend the Proportional Reinsurance Agreement ("the Agreement") between Harleysville Mutual Insurance Company, Huron Insurance Company, Harleysville Insurance Company of New Jersey, Harleysville-Atlantic Insurance Company, Worcester Insurance Company, Mid-America Insurance Company, New York Casualty Insurance Company, Great Oaks Insurance Company, Pennland Insurance Company and Lake States Insurance Company dated April 7, 1986, and amended June 30, 1987, December 30, 1988, November 22, 1989, March 19, 1990, August 9, 1993 (with revision dated August 2, 1994), March 16, 1995, March 18, 1986, and March 3, 1997 (with Addendum dated March 3, 1997), in which those companies created a common risk-sharing pool for their underwriting operations, to address business assumed by HMIC from Boyertown Mutual Insurance Company ("Boyertown") prior to its renewal at Harleysville's rates, and to provide for the participation of a new subsidiary, MF&C.

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     In consideration of the mutual agreements hereinafter set
forth and contained in the Agreement, the parties hereby agree as follows:

     1. HMIC has entered into a Liability and Asset Transfer with Boyertown, which is only licensed in the Commonwealth of Pennsylvania, whereby HMIC will assume the assets and liabilities, policy and corporate, of Boyertown, which assumption is being undertaken with the approval of the Pennsylvania Insurance Department because of Boyertown's precarious financial condition. Therefore until such policies are renewed by HMIC or another company which is a participant in the Agreement, such business shall be excluded from this Agreement and be solely a liability or asset of HMIC.

     2. MF&C is a subsidiary of HMIC as that term is defined in Paragraph 1.6 of Part I of the Proportional Reinsurance
         Agreement.

     3. MF&C shall participate in the Agreement as of January 1, 1998.

     4. As of January 1, 1998, the proportionate share of all participants shall be as set forth in Exhibit I to this Ninth Amendment.

     5. All other terms and conditions of the Proportional Reinsurance Agreement, as amended from time to time, shall remain the same and apply to MF&C, except the term "opening of business" found in Part I, Paragraph 1.1 shall mean for MF&C 12:01 A.M., January 1, 1998 (although for the last sentence of Part II, Paragraph 1.4, the term shall continue to mean January 1, 1986).

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     IN WITNESS WHEREOF, the parties hereto have caused this Ninth
Amendment to the Proportional Reinsurance Agreement to be executed by their duly authorized respective officers on this 4th day of March, 1998.


ATTEST:                     HARLEYSVILLE MUTUAL INSURANCE COMPANY
/s/ROGER A. BROWN           BY: /s/BRUCE J. MAGEE
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Bruce J. Magee, Senior Vice Pres.
                                and Chief Financial Officer


ATTEST:                     HURON INSURANCE COMPANY
/s/ROGER A. BROWN           BY: /s/WALTER R. BATEMAN, II
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Walter R. Bateman, II,
                                Chairman, President & CEO


ATTEST:                     HARLEYSVILLE INSURANCE COMPANY OF NEW JERSEY
/s/ROGER A. BROWN           BY: /s/SPENCER M. ROMAN
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Spencer M. Roman, Vice President


ATTEST:                     HARLEYSVILLE-ATLANTIC INSURANCE COMPANY
/s/ROGER A. BROWN           BY: /s/SPENCER M. ROMAN
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Spencer M. Roman, Vice President


ATTEST:                     WORCESTER INSURANCE COMPANY
/s/ROGER A. BROWN           BY: /s/MARK R. CUMMINS
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Mark R. Cummins, Treasurer


ATTEST:                     MID-AMERICA INSURANCE COMPANY
/s/ROGER A. BROWN           BY: /s/WALTER R. BATEMAN, II
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Walter R. Bateman, II,
                                Chairman, President & CEO


ATTEST:                     NEW YORK CASUALTY INSURANCE COMPANY
/s/ROGER A. BROWN           BY: /s/SPENCER M. ROMAN
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Spencer M. Roman, Vice President


ATTEST:                     GREAT OAKS INSURANCE COMPANY
/s/ROGER A. BROWN           BY: /s/ANGELA K. BAUER
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Angela K. Bauer, Assistant Treasurer

ATTEST:                     PENNLAND INSURANCE COMPANY
/s/ROGER A. BROWN           BY: /s/ROBERT G. WHITLOCK, JR.
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Robert G. Whitlock, Jr., Vice President


ATTEST:                     LAKE STATES INSURANCE COMPANY
/s/ROGER A. BROWN           BY: /s/THOMAS E. RODEN
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Thomas E. Roden, Vice President


ATTEST:                     MINNESOTA FIRE AND CASUALTY COMPANY
/s/ROGER A. BROWN           BY: /s/MARK R. CUMMINS
-------------------------       ----------------------------------------
Roger A. Brown, Secretary       Mark R. Cummins, Treasurer

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EXHIBIT I
TO THE
NINTH AMENDMENT
TO THE
PROPORTIONAL REINSURANCE AGREEMENT



         POOL PARTICIPANTS                      POOL PARTICIPATIONS
         -----------------                      -------------------

Harleysville Mutual Insurance Company                   23%

Harleysville-Atlantic Insurance Company                  5%

Huron Insurance Company                                 18%

Harleysville Insurance Company of New Jersey            19%

Mid-America Insurance Company                            1%

New York Casualty Insurance Company                      2%

Worcester Insurance Company                             15%

Great Oaks Insurance Company                             1%

Pennland Insurance Company                               5%

Lake States Insurance Company                            8%

Minnesota Fire and Casualty Company                      3%

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